COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Company enters into various transactions, which, in accordance with accounting principles generally accepted in the United States of America, are not included in the consolidated balance sheets. These transactions are referred to as “off-balance sheet commitments.” The Company enters into these transactions to meet the financing needs of its customers. These transactions include commitments to extend credit and letters of credit, which involve elements of credit risk in excess of the amounts recognized in the consolidated balance sheets. The Company minimizes its exposure to loss under these commitments by subjecting them to credit approval and monitoring procedures.
The Company enters into contractual commitments to extend credit, normally with fixed expiration dates or termination clauses, at specified rates and for specific purposes. Customers use credit commitments to ensure that funds will be available for working capital purposes, for capital expenditures and to ensure access to funds at specified terms and conditions. Substantially all of the Company’s commitments to extend credit are contingent upon customers maintaining specific credit standards at the time of loan funding. Management assesses the credit risk associated with certain commitments to extend credit in determining the level of the allowance for credit losses.
Letters of credit are written conditional commitments issued by the Company to guarantee the performance of a customer to a third party. The Company’s policies generally require that letters of credit arrangements contain security and debt covenants similar to those contained in loan agreements. In the event the customer does not perform in accordance with the terms of the agreement with the third party, the Company would be required to fund the commitment. The maximum potential amount of future payments the Company could be required to make is represented by the contractual amount shown in the table below. If the commitment were funded, the Company would be entitled to seek recovery from the customer. As of December 31, 2017 and 2016, no amounts have been recorded as liabilities for the Bank’s potential obligations under these guarantees.
Commitments and letters of credit outstanding were as follows as of December 31:

	Contract or Notional Amount
	2017	2016
Commitments to extend credit	$326,879	$297,607
Letters of credit	8,336	8,879

Litigation
The Company is involved in certain claims and lawsuits occurring in the normal course of business. Management, after consultation with legal counsel, does not believe that the outcome of these actions, if determined adversely, would have a material impact on the consolidated financial statements of the Company.

FHLB Letters of Credit
At December 31, 2017, the Company had letters of credit of $52,000 pledged to secure public deposits, repurchase agreements, and for other purposes required or permitted by law.

Operating Leases
The Company leases some of its banking facilities under non-cancelable operating leases expiring in various years through 2023. Minimum future lease payments under these non-cancelable operating leases in excess of one year as of December 31, 2017, are as follows:

Year Ended December 31,	Amount
2018	$736
2019	768
2020	593
2021	421
2022	250
Thereafter	2,668
$5,436

Rental expense for the years ended December 31, 2017, 2016, and 2015 was approximately $919, $717 and $474 respectively, and is included in other expenses in the accompanying consolidated statement of earnings.
Certain of the operating leases above provide for renewal options at their fair value at the time of renewal. In the normal course of business, operating leases are generally renewed or replaced by other leases.